UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2018

RCM Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 7, 2018, RCM Technologies, Inc. (the "Company") disclosed that on June 1, 2018, the Board of Directors (the "Board") of the Company appointed Bradley S. Vizi, 34, the Company's Executive Chairman and President.  The Current Report also disclosed that Mr. Vizi would receive a grant, under the Company' s 2014 Omnibus Equity Compensation Plan (as amended and restated, the "2014 Plan"), of performance stock units ("PSUs") based on the achievement of certain Company performance goals, and that the specific terms of the PSU grant would be disclosed when the grant was made.

On October 23, 2018, the Compensation Committee of the Board (the "Committee") approved a target grant, under the 2014 Plan, of 40,000 PSUs (with a maximum of 60,000 PSUs) to Mr. Vizi.  The number of PSUs that will ultimately be earned and vested will be based on the level of achievement of a performance goal tied to EBITDA (Earnings Before Interest, Taxes, Depreciation & Amortization) as measured over the performance period beginning on December 31, 2017 and ending on December 29, 2018.

The Company also intends to enter into a further performance-based equity incentive compensation arrangement with Mr. Vizi based on performance over a three-year period, and will announce the terms of such arrangement when finalized.

Also on October 23, 2018, the Committee approved certain modifications to the performance goals under PSUs granted to Kevin Miller, the Company's Chief Financial Officer, Treasurer and Secretary, on April 5, 2018 under the 2014 Plan.   These PSUs will become earned and vested based on the level of achievement of such performance goals, as modified, during a performance period beginning on December 31, 2017 and ending on January 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: October 26, 2018

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